Exhibit 10.2

Execution Version

SIXTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Sixth Amendment”) is made as of this __ day of December, 2023, by and among:

SANTANDER BANK, N.A., a national bank having a place of business at 28 State Street, Boston, Massachusetts 02109 (the “Lender”);

JANEL GROUP, INC., a New York corporation (“Janel”), EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC, a Texas limited liability company (“ELFS”) and ELFS BROKERAGE LLC, a Texas limited liability company (“ELFS Brokerage”, and together with Janel and ELFS, individually and collectively, and jointly and severally referred to herein as “Borrower”); and

JANEL CORPORATION, a Nevada corporation (“Parent”) and EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC, an Oklahoma limited liability company (“ELFS OK, and together with Parent, each, a “Loan Party Obligor” and collectively, the “Loan Party Obligors”)

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrower and the other Loan Party Obligors and the Lender entered into that certain Amended and Restated Loan and Security Agreement dated as of September 21, 2021 (together with any further modifications, amendments, and restatements thereof, the “Agreement”);

WHEREAS, the Borrower and the other Loan Party Obligors have requested that the Lender modify and amend certain terms and conditions of the Agreement; and

WHEREAS, the Lender has agreed to modify and amend certain terms and conditions of the Agreement, all as provided for herein.

NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

1.	Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

2.	Amendments to Agreement.

a.	Schedule B of the Agreement (Definitions) is hereby amended by inserting the following new definitions in their correct alphabetical order:

A)
““Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of the Sixth Amendment Effective Date by and among the Lender, the Borrower and the Loan Party Obligors.”

B)	““Sixth Amendment Effective Date” means December __ 2023.”

b.	Schedule E of the Agreement is hereby amended by deleting the top row of said Schedule E and replacing it with the following:

Twice per month, reported (i) as of the 15th day of each month, and (ii) as of the last day of each month, provided that as to (i) and (ii), such information shall be delivered no later than 15 calendar days after each such respective date; provided that if a BBC Reduction Trigger Event has occurred and is continuing, then once per month, on the 15th of each month, as of the immediately preceding month end; provided further that, in any event, if any day on which the information required to be delivered hereunder is not a Business Day, such information shall be delivered on the next Business Day.

(a) a completed and signed Borrowing Base certificate in the form provided to Borrower by Lender prior to the date hereof,

(b) a roll-forward with supporting details with respect to Borrower’s Accounts (delivered electronically in an acceptable format).

(c) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to Borrower’s Accounts,

(d) a detailed aging, by total, of Borrower’s Accounts, together with a reconciliation and supporting documentation for any reconciling items noted,

3.
Ratification of Loan Documents/Waiver.  Except as provided for herein, all terms and conditions of the Agreement or the other Loan Documents remain in full force and effect.  Each Loan Party Obligor each hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein (including, without limitation, with respect to the Disclosure Schedule, each of which the Loan Party Obligors represent and warrant is true and correct as of the date hereof) and acknowledges and agrees that the Obligations, are and continue to be secured by the Collateral.  Each Loan Party Obligor acknowledges and agrees that each such Loan Party Obligor does not have any offsets, defenses, or counterclaims against the Lender arising out of the Agreement or the other Loan Documents, and to the extent that any such offsets, defenses, or counterclaims arising out of the Agreement or the other Loan Documents may exist, each such Loan Party Obligor hereby WAIVES and RELEASES the Lender therefrom.

4.	Conditions to Effectiveness. This Sixth Amendment shall not be effective until this Sixth Amendment shall have been duly executed and delivered by the respective parties hereto.

5.	Miscellaneous.

a.
This Sixth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b.	The provisions of Section 10.15 (Governing Law) and 10.16 (Consent to Jurisdiction; Waiver of Jury Trial) are specifically incorporated herein by reference.

c.
This Sixth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d.
Any determination that any provision of this Sixth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Sixth Amendment.

e.
The Borrower shall pay on demand all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Sixth Amendment.

f.
The Loan Party Obligors each warrants and represents that such Person has consulted with independent legal counsel of such Person’s selection in connection with this Sixth Amendment and is not relying on any representations or warranties of the Lender or its counsel in entering into this Sixth Amendment.

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IN WITNESS WHEREOF, the parties have hereunto caused this Sixth Amendment to be executed and their seals to be hereto affixed as of the date first above written.

LENDER

SANTANDER BANK, N.A.

By:
Name:	Matthew Cunningham
Its:	Vice President

[Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement]

BORROWERS

JANEL GROUP, INC., a New York corporation, as Borrower

By:
Name:	William J. Lally
Its:	President

EXPEDITED LOGISTICS AND FREIGHT SERVICES LLC, a Texas limited liability company, as Borrower

By:
Name:	William J. Lally
Its:	Vice President

ELFS BROKERAGE LLC, a Texas limited liability company, as Borrower

By:	Janel Group, Inc., its Manager

By:
	Name:	William J. Lally
	Its:	President

[Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement]

LOAN PARTY OBLIGORS

JANEL CORPORATION, a Nevada corporation, as a Loan Party Obligor and Term Loan Borrower

By:
Name:	Darren C. Seirer
Its:	President

EXPEDITED LOGISTICS AND FREIGHT SERVICES LLC, an Oklahoma limited liability company, as a Loan Party Obligor

By:	Expedited Logistics and Freight Services LLC, a Texas limited liability company, its manager

By:
	Name:	William J. Lally
	Its:	Vice President

[Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement]